Exhibit 99.7

                        PINNACLE WEST CAPITAL CORPORATION
                         EARNINGS VARIANCE EXPLANATIONS
                  FOR PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

     This discussion explains the changes in our earnings for the three, nine and twelve months ended September 30, 2002 and 2001. Consolidated income statements for the three, nine and twelve months ended September 30, 2002 and 2001 follow this discussion. We will file our Quarterly Report on Form 10-Q on or before November 14, 2002. We suggest this section be read in connection with the Pinnacle West Capital Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the Pinnacle West Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2002 and June 30, 2002. We have reclassified certain prior period amounts to conform to current period presentation. Additional operating and financial statistics and a glossary of terms are available on our website (www.pinnaclewest.com).

EARNINGS CONTRIBUTIONS BY SUBSIDIARY AND BUSINESS SEGMENT

     We have two principal business segments (determined by products, services and the regulatory environment), which consist of our regulated retail electricity business, regulated traditional wholesale electricity business and related activities (electric retail segment) and our competitive business activities (marketing and trading segment). Our electric retail business segment includes activities related to electricity transmission and distribution, as well as electricity generation. Our marketing and trading business segment includes activities related to wholesale marketing and trading and APS Energy Services' commodity related energy services. The other amounts primarily include activities related to SunCor and El Dorado.

     The following tables summarize net income and segment details for the three, nine and twelve months ended September 30, 2002 and the comparable prior year periods for Pinnacle West and each of our subsidiaries (dollars in millions):

                                                                      MARKETING AND
                                  TOTAL          ELECTRIC RETAIL         TRADING             OTHER
THREE MONTHS ENDED           ----------------    ----------------    ---------------    ----------------
SEPTEMBER 30,                 2002      2001      2002      2001      2002     2001      2002      2001
                             ------    ------    ------    ------    ------   ------    ------    ------
Arizona Public Service (a)   $   87    $  108    $   86    $   87    $    1   $   21    $   --    $   --
Pinnacle West Energy (a)         10        13        10        13        --       --        --        --
APS Energy Services               7        (3)       --        --         7       (3)       --        --
SunCor                           (1)        2        --        --        --       --        (1)        2
El Dorado                       (15)       --        --        --        --       --       (15)       --
Parent company                   13        42        (8)       (1)       16       43         5        --
                             ------    ------    ------    ------    ------   ------    ------    ------
Income before
  accounting change             101       162        88        99        24       61       (11)        2
Cumulative effect of
  change in accounting
  net of income taxes (b)        --       (12)       --       (12)       --       --        --        --
                             ------    ------    ------    ------    ------   ------    ------    ------
Net Income                   $  101    $  150    $   88    $   87    $   24   $   61    $  (11)   $    2
                             ======    ======    ======    ======    ======   ======    ======    ======

                                                                      MARKETING AND
                                  TOTAL          ELECTRIC RETAIL         TRADING             OTHER
NINE MONTHS ENDED            ----------------    ----------------    ---------------    ----------------
SEPTEMBER 30,                 2002      2001      2002      2001      2002     2001      2002      2001
                             ------    ------    ------    ------    ------   ------    ------    ------
Arizona Public Service (a)   $  183    $  242    $  182    $  103    $    1   $  139    $   --    $   --
Pinnacle West Energy (a)         12        14        12        14        --       --        --        --
APS Energy Services              20       (10)       --        --        18      (11)        2         1
SunCor                            9         3        --        --        --       --         9         3
El Dorado                       (18)       --        --        --        --       --       (18)       --
Parent company                   24        42        (9)       (5)       30       47         3        --
                             ------    ------    ------    ------    ------   ------    ------    ------
Income before
  accounting change             230       291       185       112        49      175        (4)        4
Cumulative effect of
  change in accounting
  net of income taxes (b)        --       (15)       --       (15)       --       --        --        --
                             ------    ------    ------    ------    ------   ------    ------    ------
Net Income                   $  230    $  276    $  185    $   97    $   49   $  175    $   (4)   $    4
                             ======    ======    ======    ======    ======   ======    ======    ======

                                                                      MARKETING AND
                                  TOTAL          ELECTRIC RETAIL         TRADING             OTHER
TWELVE MONTHS ENDED          ----------------    ----------------    ---------------    ----------------
SEPTEMBER 30,                 2002      2001      2002      2001      2002     2001      2002      2001
                             ------    ------    ------    ------    ------   ------    ------    ------
Arizona Public Service (a)   $  222    $  296    $  218    $  136    $    4   $  160    $   --    $   --
Pinnacle West Energy (a)         15        14        15        14        --       --        --        --
APS Energy Services              21       (19)       --        --        20      (21)        1         2
SunCor                           10         6        --        --        --       --        10         6
El Dorado                       (19)       (5)       --        --        --       --       (19)       (5)
Parent company                   17        42       (11)       (5)       22       48         6        (1)
                             ------    ------    ------    ------    ------   ------    ------    ------
Income before
  accounting change             266       334       222       145        46      187        (2)        2
Cumulative effect of
  change in accounting
  net of income taxes (b)        --       (15)       --       (15)       --       --        --        --
                             ------    ------    ------    ------    ------   ------    ------    ------
Net Income                   $  266    $  319    $  222    $  130    $   46   $  187    $   (2)   $    2
                             ======    ======    ======    ======    ======   ======    ======    ======

(a) Consistent with APS' October 2001 ACC filing, APS entered into agreements with its affiliates to buy power. The agreements reflect a price based on the fully-dispatchable dedication of the Pinnacle West Energy generating assets to APS' native load customers.

(b) APS recorded the cumulative effects of a change in accounting for derivatives related to the adoption in 2001 of Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities."

EARNINGS VARIANCE EXPLANATIONS

     Throughout these explanations, we refer to "gross margin." With respect to our electric retail segment and marketing and trading segment, gross margin refers to electric operating revenues less purchased power and fuel costs. In June 2002, the Financial Accounting Standards Board's - Emerging Issues Taskforce (EITF) finalized certain guidance related to energy trading activities in EITF 02-3 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities." The new guidance, which was effective July 1, 2002, required all energy trading activities to be presented on a net basis in revenues and that prior period amounts be restated. We have implemented this presentation change effective in the third quarter of 2002. Real estate gross margin refers to real estate revenues less real estate operations costs. Other gross margin refers to other operating revenues less other operating expenses, which includes El Dorado's investment in NAC International, Inc. (NAC), which we began consolidating on our financial statements in July 2002. It also includes amounts related to APS Energy Services' energy consulting services.

     OPERATING RESULTS - THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 COMPARED WITH THREE-MONTH PERIOD ENDED SEPTEMBER 30, 2001

     Our consolidated net income for the three months ended September 30, 2002 was $101 million compared with $150 million for the same period in the prior year. We recognized a $12 million after-tax loss in the three months ended September 30, 2001 as a cumulative effect of a change in accounting for derivatives, as required by SFAS No. 133.

     Our income before accounting change for the three months ended September 30, 2002 was $101 million compared with $162 million for the same period in the prior year. The period-to-period decrease was primarily the result of lower earnings contributions from our marketing and trading activities, severance costs of $25 million pretax recorded in the third quarter of 2002 related to a voluntary workforce reduction and losses at El Dorado primarily related to its investment in its subsidiary, NAC, in the third quarter of 2002. The comparison for marketing and trading activities reflects lower prices in the wholesale power markets in the western United States. The regulated retail comparison was negatively impacted by higher costs for purchased power and gas, weather impacts and the 1.5% electric retail price reduction that took effect July 1, 2002. These factors were offset by lower replacement costs for power plant outages, lower operating costs related to generation reliability, customer growth of 3.1% and higher average usage per customer for the third quarter of 2002.

The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                                 Increase
                                                                                (Decrease)
                                                                                ----------
Marketing and trading segment gross margin:
     Increase in other realized marketing and trading in the current period
         primarily due to higher volumes                                        $        3(a)
     Change related to prior period mark-to-market gains on contracts
         delivered during the current period (b)                                        39(a)
     Lower mark-to-market gains for future period deliveries (b)                      (106)
                                                                                ----------
              Net decrease in marketing and trading segment gross margin               (64)
                                                                                ----------

Electric retail segment gross margin:
     Lower replacement power costs for plant outages due to lower market
         prices and fewer unplanned outages                                             15
     Lower hedge management margin, partially offset by lower purchased
         power and fuel costs due to lower spot market prices                          (14)
     Effects of weather on retail sales                                                (10)
     Higher retail sales volumes due to customer growth and higher
         average usage, excluding weather effects                                       22
     Retail price reduction effective July 1, 2002                                      (9)
     Change in mark-to-market for hedged natural gas and purchased
         power costs for future period deliveries                                      (10)
     Miscellaneous factors, net                                                         (6)
                                                                                ----------
              Net decrease in electric retail segment gross margin                     (12)
                                                                                ----------

Total decrease in electric retail and marketing and trading segments'
  gross margins                                                                        (76)
Lower other gross margin primarily related to losses recorded on El Dorado's
  investment in NAC                                                                    (13)
Lower operations and maintenance expense primarily related to lower generation reliability costs, partially offset by 2002 severance costs
  of $25 million and other costs                                                         6
Higher other expense                                                                    (7)
Higher net interest expense primarily due to higher debt balances                       (8)
Miscellaneous items, net                                                                (1)
                                                                                ----------
     Decrease in income before income taxes                                            (99)
Lower income taxes primarily due to lower pretax income                                 38
                                                                                ----------
     Decrease in income before accounting change                                $      (61)
                                                                                ==========

(a) Net recognized marketing and trading gains (excluding the effects of generation sales other than native load) increased $42 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $54 million lower in the three-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * increased revenues from generation sales other than native load due to higher sales volumes ($4 million);
     * increased realized revenues from other realized marketing and trading in the current period primarily due to higher sales volumes ($10 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to lower unit margins on higher volumes being delivered ($40 million increase); and
     * lower mark-to-market gains for future period deliveries primarily as a result of lower market liquidity and lower price volatility, resulting in lower volumes ($108 million).

     Marketing and trading segment purchased power and fuel costs were $10 million higher in the three-month period ended September 30, 2002, compared to the same period in the prior year as a result of:

     * increased fuel costs related to generation sales other than native load primarily because of higher sales volumes and higher natural gas prices ($4 million);
     * increased purchased power costs related to other realized marketing activities in the current period primarily due to higher sales volumes ($7 million); and
     *    other miscellaneous factors ($1 million decrease).

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $254 million lower in the three-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased revenues related to wholesale sales for retail load hedge management, as a result of lower prices ($265 million);
     *    decreased retail revenues related to milder weather ($15 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($33 million);
     * decreased retail revenues related to a reduction in retail electricity prices ($9 million); and
     *    other miscellaneous factors ($2 million net increase).

     Electric retail segment purchased power and fuel costs were $242 million lower in the three-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased costs related to lower prices for hedged natural gas and purchased power ($251 million);
     * decreased costs related to the effects of milder weather on retail sales ($5 million);

     * increased costs related to retail sales growth, excluding weather effects ($11 million);
     * change in mark-to-market for hedged natural gas and purchased power costs for future period deliveries ($10 million increase);
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned nuclear and coal plant outages ($15 million); and
     *    other miscellaneous factors ($8 million net increase).

     The decrease in other gross margin of $13 million was primarily due to losses recorded on El Dorado's investment in NAC.

     The decrease in operations and maintenance expense of $6 million was due to lower costs related to generation reliability, plant outages and maintenance costs of $24 million. These factors were partially offset by severance costs of $25 million related to a 2002 voluntary workforce reduction and other costs.

     Other expense increased $7 million primarily due to higher net investment losses in the current period and higher miscellaneous non-operating costs.

     Interest expense, net of amounts capitalized, increased $8 million primarily due to higher debt balances.

     OPERATING RESULTS - NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 COMPARED WITH NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2001

     Our consolidated net income for the nine months ended September 30, 2002 was $230 million compared with $276 million for the same period in the prior year. We recognized a $15 million after-tax loss in the nine months ended September 30, 2001 as a cumulative effect of a change in accounting for derivatives, as required by SFAS No. 133.

     Our income before accounting change for the nine months ended September 30, 2002 was $230 million compared with $291 million for the same period in 2001. The period-to-period decrease was the result of lower earnings contributions from our marketing and trading activities, severance costs of $25 million pretax recorded in the third quarter of 2002 related to a voluntary workforce reduction, and losses related to El Dorado's investment in NAC, partially offset by increased earnings contributions from our regulated retail electricity and real estate operations. The regulated retail comparison was favorably impacted by lower replacement costs for power plant outages, customer growth and higher average usage per customer, lower costs for purchased power and gas related to lower market prices, and lower generation reliability expenses, partially offset by the effects of milder weather and retail electricity price decreases. The real estate results benefited primarily from more sales activities. The comparison for marketing and trading activities reflects lower volumes and prices in the wholesale power markets in the western United States.

The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                                 Increase
                                                                                (Decrease)
                                                                                ----------
Marketing and trading segment gross margin:
     Decrease in generation sales other than native load due to lower
         market prices and resulting lower sales volumes                        $      (72)
     Increase in other realized marketing and trading in the current period
         primarily due to higher unit margins on increased volumes                      35(a)
     Change in prior period mark-to-market gains on contracts delivered
         during the current period (b)                                                 (55)(a)
     Lower mark-to-market gains for future period deliveries (b)                      (118)
                                                                                ----------
              Net decrease in marketing and trading segment gross margin              (210)
                                                                                ----------

Electric retail segment gross margin:
     Lower replacement power costs for plant outages due to lower market
         prices and fewer unplanned outages                                            123
     Lower purchased power and fuel costs related to lower prices, net of
         hedge management sales                                                          2
     Effects of weather on retail sales                                                (21)
     Higher retail sales volumes due to 3.1% customer growth and higher
         average usage, excluding weather effects                                       37
     Retail price reductions effective July 1, 2001 and July 1, 2002                   (22)
     Change in mark-to-market for hedged natural gas and purchased
         power costs for future period deliveries                                        5
     Miscellaneous factors, net                                                        (12)
                                                                                ----------
              Net increase in electric retail segment gross margin                     112
                                                                                ----------

Total decrease in electric retail and marketing and trading segments'
  gross margins                                                                        (98)
Higher real estate margin primarily due to increased sales activities                   10
Lower other gross margin primarily related to losses recorded on El Dorado's
  investment in NAC                                                                    (13)
Lower operations and maintenance expense primarily related to lower generation reliability costs, partially offset by 2002 severance costs
  of $25 million and other costs                                                        17
Lower depreciation and amortization expense primarily due to lower regulatory asset amortization, partially offset by higher depreciation
  on higher plant balances                                                               8
Lower other income                                                                      (9)
Higher other expense                                                                    (7)
Higher net interest expense primarily due to higher debt balances,
  partially offset by lower interest rates                                              (8)
Miscellaneous factor, net                                                                1
                                                                                ----------
     Decrease in income before income taxes                                            (99)
Lower income taxes primarily due to lower pretax income                                 38
                                                                                ----------
     Decrease in income before accounting change                                $      (61)
                                                                                ==========

(a) Net recognized marketing and trading gains (excluding the effects of generation sales other than native load) decreased $20 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $421 million lower in the nine-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased revenues from generation sales other than native load due to lower market prices and resulting lower sales volumes ($124 million);
     * decreased revenues from other realized marketing and trading in the current period primarily due to lower prices ($132 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to higher volumes being delivered ($47 million decrease); and
     * lower mark-to-market gains for future period deliveries primarily as a result of lower market liquidity and lower price volatility, resulting in lower volumes ($118 million).

     Marketing and trading segment purchased power and fuel costs were $211 million lower in the nine-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased fuel costs related to generation sales other than native load primarily because of lower natural gas prices and lower sales volumes ($52 million);
     * decreased purchased power costs related to other realized marketing activities in the current period primarily due to lower prices ($167 million); and
     * change in prior period mark-to-market fuel costs for current period deliveries ($8 million net increase).

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $529 million lower in the nine-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased revenues related to traditional wholesale sales as a result of lower sales volumes and lower prices ($65 million);
     * decreased revenues related to wholesale sales for retail load hedge management, as a result of lower prices and lower sales volumes ($439 million);
     *    decreased retail revenues related to milder weather ($50 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($68 million);
     * decreased retail revenues related to reductions in retail electricity prices ($22 million); and
     *    other miscellaneous factors ($21 million net decrease).

     Electric retail segment purchased power and fuel costs were $641 million lower in the nine-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased costs related to traditional wholesale sales as a result of lower sales volumes and lower prices ($65 million);
     * decreased costs related to lower prices for hedged natural gas and purchased power ($441 million);
     * decreased costs related to the effects of milder weather on retail sales ($29 million);
     * increased costs related to retail sales growth, excluding weather effects ($31 million);
     * change in mark-to-market for hedged natural gas and purchased power costs for future period deliveries ($5 million decrease);
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned nuclear and coal plant outages ($123 million); and
     *    other miscellaneous factors ($9 million net decrease).

     The increase in real estate gross margin of $10 million was primarily due to increased sales activities.

     The decrease in other gross margin of $13 million was primarily due to losses recorded on El Dorado's investment in NAC.

     The decrease in operations and maintenance expense of $17 million was primarily due to lower costs related to generation reliability, plant outages and maintenance costs of $38 million. Operation and maintenance expense was also lower as a result of the reversal of $4 million of a $10 million reserve recorded in the prior period for the California energy situation. These decreases were partially offset by severance costs of $25 million related to a 2002 voluntary workforce reduction and other costs.

     The decrease in depreciation and amortization expense of $8 million primarily related to lower regulatory asset amortization, in accordance with APS' 1999 regulatory settlement, partially offset by increased depreciation on higher plant balances.

     Other income decreased $9 million primarily due to an insurance recovery recorded in the prior period related to environmental remediation costs.

     Other expense increased $7 million primarily due to losses recorded on El Dorado's investments in the current period, partially offset by lower miscellaneous non-operating costs.

     Interest expense increased $8 million primarily due to higher debt balances, partially offset by lower interest rates.

     OPERATING RESULTS - TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2002 COMPARED WITH TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2001

     Our consolidated net income for the twelve months ended September 30, 2002 was $266 million compared with $319 million for the same period in the prior year. We recognized a $15 million after-tax loss in the twelve months ended September 30, 2001 as a cumulative effect of a change in accounting for derivatives, as required by SFAS No. 133.

     Our income before accounting change for the twelve months ended September 30, 2002 was $266 million compared with $334 million for the same period a year earlier. The period-to-period comparison was lower due to lower earnings contributions from our marketing and trading activities, severance costs of $25 million pretax recorded in the third quarter of 2002 relating to a voluntary workforce reduction, and losses related to El Dorado's investment in NAC, partially offset by increased earnings contributions from our regulated retail electricity and real estate operations. The regulated retail comparison was favorably impacted by lower replacement costs for power plant outages, lower costs for purchased power and gas related to lower market prices, customer growth and higher average usage per customer, partially offset by the effects of milder weather and retail electricity price decreases. The real estate results benefited primarily from more sales activities. The comparison for marketing and trading activities reflects lower volumes and prices in the wholesale power markets in the western United States.

The major factors that increased (decreased) income before accounting change were as follows (dollars in millions):

                                                                                 Increase
                                                                                (Decrease)
                                                                                ----------
Marketing and trading segment gross margin:
     Decrease in generation sales other than native load due to lower
         market prices and resulting lower sales volumes                        $     (108)
     Increase in other realized marketing and trading in the current period
         primarily due to higher unit margins on increased volumes                      91(a)
     Change in prior period mark-to-market gains on contracts delivered
         during the current period (b)                                                (114)(a)
     Lower mark-to-market gains for future period deliveries (b)                      (105)
                                                                                ----------
              Net decrease in marketing and trading segment gross margin              (236)
                                                                                ----------

Electric retail segment gross margin:
     Lower replacement power costs for plant outages due to lower market
         prices and fewer unplanned outages                                            148
     Lower hedge management margins, partially offset by lower
         purchased power and fuel costs due to lower market prices                     (12)
     Effects of milder weather on retail sales                                         (21)
     Higher retail sales volumes due to customer growth and higher
         average usage, excluding weather effects                                       39
     Retail price reductions effective July 1, 2001 and July 1, 2002                   (28)
     Change in mark-to-market for hedged natural gas and purchase
         power costs for future period deliveries                                        4
     Miscellaneous factors, net                                                         (7)
                                                                                ----------
              Net increase in electric retail segment gross margin                     123
                                                                                ----------

Total decrease in electric retail and marketing and trading segments'
  gross margins                                                                       (113)
Higher real estate gross margin primarily due to increased sales activities             12
Lower other gross margin primarily related to losses recorded on El Dorado's
  investment in NAC                                                                    (13)
Lower operations and maintenance expense primarily related to lower generation reliability costs, partially offset by 2002 severance costs
  of $25 million and other costs                                                        15
Lower depreciation and amortization primarily due to lower regulatory asset amortization, partially offset by increased depreciation and
  amortization on higher property, plant and equipment balances                          5
Lower other income                                                                      (5)
Higher net interest expense primarily due to higher debt balances, partially
  offset by higher capitalized interest and lower interest rates                        (7)
Miscellaneous factors, net                                                              (2)
                                                                                ----------
     Decrease in income before income taxes                                           (108)
Lower income taxes primarily due to lower income                                        40
                                                                                ----------
     Decrease in income before accounting change                                $      (68)
                                                                                ==========

(a) Net marketing and trading gains (excluding the effects of generation sales other than native load) recognized for the current period decreased $23 million.

(b) Essentially all of our marketing and trading activities are structured activities. This means our portfolio of forward sales positions is economically hedged with a portfolio of forward purchases that protects the economic value of the sales transactions.

MARKETING AND TRADING SEGMENT GROSS MARGIN

     Marketing and trading segment revenues were $586 million lower in the twelve-month period ended September 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues from generation sales other than native load due to lower market prices and resulting lower sales volumes ($198 million);
     * decreased revenues from other realized marketing and trading in the current period primarily due to lower prices ($176 million);
     * change in prior period mark-to-market gains on contracts delivered during the current period due to higher volumes being delivered ($107 million decrease); and
     * lower mark-to-market gains for future period deliveries primarily as a result of lower market liquidity and lower price volatility, resulting in lower volumes ($105 million).

     Marketing and trading segment purchased power and fuel costs were $350 million lower in the twelve-month period ended September 30, 2002, compared to the same period in the prior year as a result of:

     * decreased fuel costs related to generation sales other than native load primarily because of lower sales volumes and lower natural gas prices ($90 million);
     * decreased purchased power costs related to other realized marketing activities in the current period primarily due to lower prices ($267 million); and
     * change in prior period mark-to-market fuel costs for current period deliveries ($7 million increase).

ELECTRIC RETAIL SEGMENT GROSS MARGIN

     Revenues related to our regulated retail and wholesale electricity businesses were $548 million lower in the twelve-month period ended September 30, 2002, compared to the same period in the prior year as a result of:

     * decreased revenues related to traditional wholesale sales as a result of lower sales volumes and lower prices ($79 million);
     * decreased revenues related to retail load hedge management wholesale sales, as a result of lower sales volumes and lower prices ($458 million);
     *    decreased retail revenues related to milder weather ($50 million);
     * increased retail revenues related to customer growth and higher average usage, excluding weather effects ($82 million);
     * decreased retail revenues related to reductions in retail electricity prices ($28 million); and
     *    other miscellaneous factors ($15 million net decrease).

     Electric retail segment purchased power and fuel costs were $671 million lower in the twelve-month period ended September 30, 2002, compared with the same period in the prior year as a result of:

     * decreased costs related to traditional wholesale sales as a result of lower sales volumes and lower prices ($79 million);
     * decreased costs related to lower prices for hedged natural gas and purchased power prices ($446 million);
     * decreased costs related to the effects of milder weather on retail sales ($29 million);
     * increased costs related to retail sales growth, excluding weather effects ($43 million);
     * change in mark-to-market for hedged natural gas and purchased power costs for future period deliveries ($4 million decrease);
     * decreased replacement power costs for power plant outages due to lower market prices and fewer unplanned outages ($148 million); and
     *    miscellaneous factors ($8 million net decrease).

     The increase in real estate gross margin of $12 million was primarily due to increased sales activities.

     The decrease in other gross margin of $13 million was primarily due to losses on El Dorado's investment in NAC.

     The decrease in operations and maintenance expense of $15 million was primarily due to lower costs related to generation reliability, plant outages and maintenance costs of $37 million. Operations and maintenance expense was also lower as a result of the reversal of $4 million of a $10 million reserve recorded in the prior period for the California energy situation, partially offset by severance costs of $25 million related to a 2002 voluntary workforce reduction and other costs.

     The decrease in depreciation and amortization expenses of $5 million primarily related to lower regulatory asset amortization, in accordance with APS' 1999 regulatory settlement, partially offset by increased depreciation and amortization on higher property, plant and equipment balances.

     Other income decreased $5 million primarily due to an insurance recovery recorded in the prior period related to environmental remediation costs and other costs.

     Net interest expense increased $7 million primarily because of higher debt balances related to our generation expansion program, partially offset by the increase in capitalized interest on our generation expansion program and lower interest rates.

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                 Three Months Ended
                                                                    September 30,
                                                              --------------------------
                                                                 2002           2001
                                                              -----------    -----------
Operating Revenues
   Electric retail segment                                    $   719,361    $   973,398
   Marketing and trading segment                                   87,258        141,674
   Real estate                                                     45,108         43,024
   Other revenues                                                  21,224          2,682
                                                              -----------    -----------
     Total                                                        872,951      1,160,778
                                                              -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel               257,484        499,789
   Marketing and trading segment purchased power and fuel          43,361         33,714
   Operations and maintenance                                     144,438        150,916
   Real estate operations                                          44,928         37,803
   Depreciation and amortization                                  108,812        107,932
   Taxes other than income taxes                                   26,757         29,336
   Other expenses                                                  34,146          2,536
                                                              -----------    -----------
     Total                                                        659,926        862,026
                                                              -----------    -----------
Operating Income                                                  213,025        298,752
                                                              -----------    -----------
Other
   Other income                                                     3,038          1,527
   Other expense                                                  (10,713)        (3,603)
                                                              -----------    -----------
     Total                                                         (7,675)        (2,076)
                                                              -----------    -----------

Interest Expense
   Interest charges                                                49,465         42,531
   Capitalized interest                                           (11,015)       (12,450)
                                                              -----------    -----------
     Total                                                         38,450         30,081
                                                              -----------    -----------
Income Before Income Taxes                                        166,900        266,595
Income Taxes                                                       65,984        104,096
                                                              -----------    -----------
Income Before Accounting Change                                   100,916        162,499
Cumulative Effect of a Change in Accounting for Derivatives
   - Net of Income Tax Benefit of $8,099                               --        (12,446)
                                                              -----------    -----------
Net Income                                                    $   100,916    $   150,053
                                                              ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                 84,768         84,721

Weighted-Average Common Shares Outstanding  - Diluted              84,797         84,909

Earnings Per Weighted-Average Common Share Outstanding
    Income Before Accounting Change - Basic                   $      1.19    $      1.92
    Net Income - Basic                                               1.19           1.77
    Income Before Accounting Change - Diluted                        1.19           1.91
    Net Income - Diluted                                             1.19           1.77

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                  Nine Months Ended
                                                                    September 30,
                                                              --------------------------
                                                                 2002           2001
                                                              -----------    -----------
Operating Revenues
   Electric retail segment                                    $ 1,596,440    $ 2,125,522
   Marketing and trading segment                                  212,576        633,811
   Real estate                                                    155,445        107,813
   Other revenues                                                  28,382          5,878
                                                              -----------    -----------
     Total                                                      1,992,843      2,873,024
                                                              -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel               423,611      1,064,238
   Marketing and trading segment purchased power and fuel         109,626        320,855
   Operations and maintenance                                     390,864        408,305
   Real estate operations                                         138,499        101,248
   Depreciation and amortization                                  310,812        318,842
   Taxes other than income taxes                                   81,147         80,101
   Other expenses                                                  39,115          4,027
                                                              -----------    -----------
     Total                                                      1,493,674      2,297,616
                                                              -----------    -----------
Operating Income                                                  499,169        575,408
                                                              -----------    -----------
Other
   Other income                                                    10,313         18,826
   Other expense                                                  (26,782)       (20,108)
                                                              -----------    -----------
     Total                                                        (16,469)        (1,282)
                                                              -----------    -----------

Interest Expense
   Interest charges                                               141,149        129,103
   Capitalized interest                                           (39,143)       (35,404)
                                                              -----------    -----------
     Total                                                        102,006         93,699
                                                              -----------    -----------
Income Before Income Taxes                                        380,694        480,427
Income Taxes                                                      150,656        188,866
                                                              -----------    -----------
Income Before Accounting Change                                   230,038        291,561
Cumulative Effect of a Change in Accounting for Derivatives
 - Net of Income Tax Benefit of $9,892                                 --        (15,201)
                                                              -----------    -----------
Net Income                                                    $   230,038    $   276,360
                                                              ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                 84,768         84,731

Weighted-Average Common Shares Outstanding  - Diluted              84,859         84,972

Earnings Per Weighted-Average Common Share Outstanding
    Income Before Accounting Change - Basic                   $      2.71    $      3.44
    Net Income - Basic                                               2.71           3.26
    Income Before Accounting Change - Diluted                        2.71           3.43
    Net Income - Diluted                                             2.71           3.25

                        PINNACLE WEST CAPITAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                 Twelve Months Ended
                                                                    September 30,
                                                              --------------------------
                                                                 2002           2001
                                                              -----------    -----------
Operating Revenues
   Electric retail segment                                    $ 2,033,006    $ 2,581,094
   Marketing and trading segment                                  229,996        816,413
   Real estate                                                    216,540        148,519
   Other revenues                                                  34,275          6,640
                                                              -----------    -----------
     Total                                                      2,513,817      3,552,666
                                                              -----------    -----------

Operating Expenses
   Electric retail segment purchased power and fuel               520,236      1,191,788
   Marketing and trading segment purchased power and fuel         122,980        473,288
   Operations and maintenance                                     512,654        527,206
   Real estate operations                                         190,713        134,296
   Depreciation and amortization                                  419,873        424,678
   Taxes other than income taxes                                  102,114        103,238
   Other expenses                                                  45,463          4,510
                                                              -----------    -----------
     Total                                                      1,914,033      2,859,004
                                                              -----------    -----------
Operating Income                                                  599,784        693,662
                                                              -----------    -----------
Other
   Other income                                                    17,903         23,108
   Other expense                                                  (40,251)       (38,700)
                                                              -----------    -----------
     Total                                                        (22,348)       (15,592)
                                                              -----------    -----------

Interest Expense
   Interest charges                                               187,868        172,265
   Capitalized interest                                           (51,601)       (43,167)
                                                              -----------    -----------
     Total                                                        136,267        129,098
                                                              -----------    -----------
Income Before Income Taxes                                        441,169        548,972
Income Taxes                                                      175,325        215,099
                                                              -----------    -----------
Income Before Accounting Change                                   265,844        333,873
Cumulative Effect of a Change in Accounting for Derivatives
 - Net of Income Tax Benefit of $9,892                                 --        (15,201)
                                                              -----------    -----------
Net Income                                                    $   265,844    $   318,672
                                                              ===========    ===========

Weighted-Average Common Shares Outstanding - Basic                 84,746         84,730

Weighted-Average Common Shares Outstanding  - Diluted              84,851         84,984

Earnings Per Weighted-Average Common Share Outstanding
    Income Before Accounting Change - Basic                   $      3.14    $      3.94
    Net Income - Basic                                               3.14           3.76
    Income Before Accounting Change - Diluted                        3.13           3.93
    Net Income - Diluted                                             3.13           3.75